Exhibit 10.8

Exclusive Call Option Agreement

Zhuhai Meizhilian Education Technology Co., Ltd.

amongst

Domestic Affiliates as shown in Annex I

and

Meten Education Shareholders as shown in Annex II

November 23, 2018

Table of Contents

1. Definition and Interpretation	6

2. Interest Transfer of Domestic Affiliates	7

3. Covenants	9

4. Representations and Warranties of Meten Education Shareholders	13

5. Representations and Warranties of Domestic Affiliates	15

6. Representations and Warrants of WFOE	16

7. Damage Liability and Remedy Measures	16

8. Term	17

9. Confidentiality	18

10. Force Majeure	18

11. Changed Circumstances	19

12. Miscellaneous	19

Annex I: Domestic Affiliates	23

Annex II: Meten Education Shareholders	25

This Exclusive Call Option Agreement (hereinafter referred to as this “Agreement”) was entered into by the following parties on November 23, 2018:

A.                Zhuhai Meizhilian Education Technology Co., Ltd., a wholly foreign-owned enterprise legally established and existing under the laws of China, has a unified social credit code of 91440400MA52A269XU. Its registered address is at Room 105 (59220 (concentrated office area)), No. 6, Baohua Road, Hengqin New District, Zhuhai (hereinafter referred to as “WFOE”);

B.                Jishuang Zhao, a Chinese citizen whose ID number is [ ], and the residential address is at Room 16D, Building 1, Jinhaiwan Garden, Furong Road, Futian District, Shenzhen, Guangdong Province;

C.                Siguang Peng, a Chinese citizen whose ID number is [ ], and the residential address is at 17D, Building 1, Golden Bay Garden, Furong Road, Futian District, Shenzhen.

D.                Yupeng Guo, a Chinese citizen whose ID number is [ ], and the residential address is at A-2, 3rd Floor, Times Fortune Building, No. 88 Fuhua Three Road, Futian District, Shenzhen, Guangdong Province;

E.                 Yun Feng, a Chinese citizen whose ID number is [ ], and the residential address is at Room 504, No. 29, Gexin Road, Baoshan District, Shanghai.

F.                  Jun Yao, a Chinese citizen whose ID number is [ ], and the residential address is at 17P, Jinzhong Building, Nanshan District, Shenzhen, Guangdong Province;

G.                Tong Zeng, a Chinese citizen whose ID number is [ ], and the residential address is at 2-603, Building 3, No. 3110 Renmin North Road, Luohu District, Shenzhen;

H.               Yongchao Chen, a Chinese citizen whose ID number is [ ], and the residential address is at 6D, Building 27, Gang Zhong Lv Garden, No. 21 Nongyuan Road, Futian District, Shenzhen, Guangdong Province;

(the aforementioned paragraphs B to H, hereinafter collectively referred to as “Meten Education Individual Shareholders”)

I.                    Xinyu Meilianzhong Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 913605033329529727. Its registered address is at Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

J.                    Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 91440300MA5EQ0XL2X. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

K.                Zhihan (Shanghai) Investment Center (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 91310115MA1K39UL09. Its registered address is at 26th Floor, No. 828-838 Zhangyang Road, China (Shanghai) Free Trade Pilot Zone;

L.                 Xinyu Meilianxing Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 91360503332948949D and its registered address is Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

M.             Xinyu Meilianchou Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 913605033329489060, and its registered address is at Yangtiangang International Eco-city in Xiannvhu District, Xinyu City, Jiangxi Province;

N.                Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 91440300MA5EDGNC8Y. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

O.                Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under Chinese law, has a unified social credit code of 91330183MA28L6U93N. Its registered address is at No. 2 Gongwang Road, Huanggongwang Village, Dongzhou Street, Fuyang District, Hangzhou, Zhejiang Province;

P.                  Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 914403003594989844. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

Q.                Shenzhen Daoge Growth No.6 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the Chinese law, has a unified social credit code of 91440300MA5DB1LN2W. Its registered address is at 49F, Fortune Building, Fuhua Three No. 88 Futian Street, Futian District, Shenzhen;

R.                Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, has a unified social credit code of 91440300MA5DAL4T2P. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

(the aforementioned paragraphs I to R, hereinafter collectively referred to as “Meten Education Institution Shareholders”)

(the aforementioned paragraphs B to R, hereinafter collectively referred to as “Meten Education Shareholders”)

S.                  The Domestic Affiliates refers to Shenzhen Meten International Education Co., Ltd. and its affiliated subsidiaries and training centers/schools (including teaching points) (see Annex I of this Agreement for details, one or all of the aforementioned civil entities are referred to as “Domestic Affiliates”).

In this agreement, WFOE, Domestic Affiliates, and Meten Education Shareholders are collectively referred to as the “Parties”, or individually referred to as a “Party”.

WHEREAS:

1.                  Meten Education Shareholders directly and/or indirectly hold the equity of the Domestic Affiliates, including (a) Meten Education Shareholders hold 100% equity of the Meten Education; (b) Meten Education holds 100% equity of Meten Education (Shenzhen) Co., Ltd., Shenzhen Meten Qiancheng International Education Co., Ltd., Shenzhen Yinglian Information Consulting Co., Ltd., Shenzhen Yingguo Information Technology Co., Ltd., Beijing Le Wen Xie Er Education Consulting Co., Ltd., Beijing Meten Yingguo Education Consulting Co., Ltd., Beijing Meilianxing Education Technology Co., Ltd., Beijing Meten Overseas Technology Co., Ltd., Chengdu Meten Education Technology Co., Ltd., Chengdu Meten English Training School Co., Ltd., Dongguan Meten Education Technology Co., Ltd., Meten Education (Dongguan) Co., Ltd., Guangzhou Meten Education Technology Co., Ltd., Huizhou Meten Education Technology Co., Ltd., Ningbo Tangning Education Information Consulting Co., Ltd., Shaoxing Yuecheng Meten English Training School Co., Ltd., Wuxi Meten Foreign Language Training Co., Ltd., Chongqing Nan’an District Xinlian English Training Co., Ltd., Nanjing Meten Foreign Language Training Co., Ltd., Quanzhou Meten Education Consulting Co., Ltd., Suzhou Meten Education Consulting Co., Ltd., Wuhan Meilianxing Teaching Technology Co., Ltd. and Changzhou Meten Education Technology Co., Ltd., and 80% equity of Beijing Jingchengying Education and Culture Development Co., Ltd., Changsha Kaifu District Xinlian English Training Co., Ltd.; (c) Shenzhen Meten Qiancheng International Education Co., Ltd. holds 100% equity of Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd.; (d) Beijing Jingchengying Education and Culture Development Co., Ltd. holds 100% equity of Beijing Jingchengying Education Network Technology Co., Ltd.; (e) Meten Education holds 100% interest of Chengdu Wuhou District Meten English Training School, Chengdu Qingyang District Meten English Training School, Dongguan Dongcheng Meten English Training Center, Dongguan Nancheng Meten English Training Center, Meten English Training School, Chancheng District, Foshan, Meten English Training Center, Nanhai District, Foshan, Daliang Meten English Training Center, Shunde District, Foshan, Meten Wanda English Training Center, Nanhai District, Foshan, Meten English Training Center, Tianhe District, Guangzhou, Meten English Training Center, Pengjiang District, Jiangmen, Nanchang Honggutan Meten English Training School, Zhiyue Education Training School, Yinzhou District, Ningbo, Meten English Training Center, Huli District, Xiamen, Meten English Training Center, Fengze District, Quanzhou, Shenyang Meten English Training School, Meten English Training School, Donghu New Technology Development Zone, Wuhan, Meten English Training School, Jianghan District, Wuhan, Meten English Training School, Hanyang District, Wuhan, Xi’an Meten English Training Center, Meten English Training School, Kaifu District, Changsha, Zhongshan Meten English Training Center, Meten English Training Center, East District, Zhongshan, Chongqing Yuzhong Meten English Training School, Meilian English Training School, Jiulongpo District, Chongqing, Meten English Training School, Jiangbei District, Chongqing, and Meten English Education Training School, Shapingba District, Chongqing; (f) Shenzhen Yinglian Information Consulting Co., Ltd. holds 100% interest of Shenzhen Meten English Training Center; (g) Chengdu Meten Education Technology Co., Ltd. holds 100% interest of Mianyang City Peicheng District Meten English Training School; (h) Nanjing Meten Foreign Language Training Co., Ltd. holds 99.28% interest of Nanjing Qinhuai Meten English Training School; (i) Ningbo Tangning Education Information Consulting Co., Ltd. holds 100% interest of Ningbo Zhiyue Foreign Language School; (j) Suzhou Meten Education Consulting Co., Ltd. holds 100% interest of Meten English Training Center, High-Tech Zone, Suzhou Meten English Training Center and Meten English Training Center, Industrial Park Zone, Suzhou; (k) Beijing Jingchengying Education and Culture Development Co., Ltd. holds 100% interest of ABC Foreign Language Training School, Xicheng District, Beijing, ABC Foreign Language Training School, Fengtai District, Beijing, Harbin ABC Foreign Language School, ABC Foreign Language School, Xiangfang District, Harbin and Harbin ABC Culture Training School.

2.                  Meten Education Shareholders intend to grant WFOE or its designated wholly-owned subsidiaries an irrevocable exclusive call option to purchase all or part of the equity directly or indirectly held by Meten Education Shareholders from time to time in Domestic Affiliates (hereinafter the “Interest Purchase Rights”), and WFOE intends to accept such Interest Purchase Right granted by Meten Education shareholders.

Therefore, after friendly negotiation, the Parties agree on the exclusive call option as follows:

1. Definition and Interpretation

Unless otherwise stated or required, the following terms shall have the following meanings when used in this Agreement:

“Proposed Listed Company” means Meten International Education Group, a limited liability company incorporated under the laws of the Cayman Islands on July 10, 2018.

“Meten Education” means Shenzhen Meten International Education Co., Ltd., a company incorporated under the laws of PRC on April 3, 2006.

“Equity Pledge Agreement” means the Equity Pledge Agreement entered into among Meten Education Shareholders, WFOE and Meten Education when signing this Agreement, to guarantee the contractual obligations of the Domestic Affiliates and Meten Educational Shareholders under the Cooperation Agreements.

“Shareholder Rights Entrustment Agreement” means the Shareholder Rights Entrustment Agreement entered into among Meten Education Shareholders, WFOE and Meten Education when signing this Agreement.

“Cooperation Agreements” means the Business Cooperation Agreement, the Exclusive Technical Service and Management Consulting Agreement, the Exclusive Call Option Agreement, the Equity Pledge Agreement, the Shareholder Rights Entrustment Agreement and Shareholders’ Powers of Attorney signed by certain Parties of this Agreement, including the amendments to the above agreements, and other agreements, contracts or instruments signed or issued from time to time by one or more Parties to ensure the fulfillment of the above agreements and signed or recognized by WFOE in writing.

“China” means the People’s Republic of China (for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan).

“Assets” means all tangible and intangible assets directly or indirectly owned by the Domestic Affiliates, including but not limited to all fixed assets, current assets, capital interests of foreign investment, intellectual property rights, and all available benefits under all contracts and other benefits that should be obtained by the Domestic Affiliates.

2. Interest Transfer of Domestic Affiliates

1.              Grant rights

Pursuant to the terms and conditions stipulated in this Agreement, Meten Education Shareholders irrevocably grant WFOE or its designated wholly-owned subsidiaries the exclusive call option in relation to the interest of Domestic Affiliates.  WFOE or its designated wholly-owned subsidiaries (hereinafter the “Domestic Affiliates Interest Purchaser”, such Domestic Affiliates Interest Purchaser may be one or more parties) has the right to decide in its sole discretion, in accordance with the terms and conditions of this agreement, to purchases all or part of the interests directly and/or indirectly held by Meten Education Shareholders, from time to time, in Domestic Affiliates by one or multiple times, and pays the minimum price permitted by PRC laws and regulations to Meten Education Shareholders and/or its designated entities.  The shareholders of Domestic Affiliates and training centers/schools recorded in the articles of association, and/or training center/school organizer confirm the waiver of their respective pre-emptive rights to the above-mentioned Domestic Affiliates interest transfer in accordance with the provisions of the PRC laws and regulations and the company’s articles of association and training centers/schools’ articles of associations, and irrevocably agree that Meten Education Shareholders transfer the interest of Domestic Affiliates directly and/or indirectly held by them to Domestic Affiliates Interest Purchaser.

2.              Exercise procedure

In the case that the PRC laws and regulations allow Domestic Affiliates Interest Purchaser to hold all or part of the interest held by Meten Education Shareholders in Domestic Affiliates, the WFOE may, at any time during the term of this Agreement, issue a notice to Meten Education Shareholders or Domestic Affiliates (the “Domestic Affiliates Interest Transfer Notice”), which states that the interest shares of Domestic Affiliates purchased from Meten Education Shareholders (the “Purchased Domestic Affiliates Interest”) and the identities of Domestic Affiliates Interest Purchaser, to exercise the right to purchase the interest of Domestic Affiliates.

Each time exercising the right to purchase the interest of Domestic Affiliates, Domestic Affiliates Interest Purchaser may, at its discretion, determine the proportion of the purchased interest of Domestic Affiliates purchased from Meten Education Shareholders, but in the case that PRC laws and regulations permit other foreign or overseas entities designated by WFOE and/or the company to directly hold part or all of the equity of the Domestic Affiliates and/or the interest of organizers, and to engage in restricted/prohibited business such as offline English training services and travelling business through Domestic Affiliates, WFOE shall issue the Domestic Affiliates Interest Transfer Notice as soon as practical, and the amount of interest of Domestic Affiliates purchased by Domestic Affiliates Interest Purchaser from Meten Education Shareholders shall not be lower than the maximum limit permitted by PRC law in relation to the interest of Domestic Affiliates held by other foreign or overseas entities designated by WFOE and/or the Proposed Listed Company.

3.              Interest transfer of Domestic Affiliates

Each time the right to purchase the interest of Domestic Affiliates is exercised:

a)                 Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall sign an interest transfer agreement and other necessary legal documents for the interest transfer of Domestic Affiliates with Domestic Affiliates Interest Purchaser in accordance with the provisions of this Agreement and the Domestic Affiliates Interest Transfer Notice;

b)                 Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall prompt Domestic Affiliates to conduct financial liquidation in a timely manner in order to handle the legal procedures for the interest transfer of Domestic Affiliates (if applicable);

c)                  Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall prompt Domestic Affiliates to convene the shareholders’ meeting/make a shareholder decision and/or board (council) meeting of training center/school in a timely manner, and approve the resolutions on the interest transfer of Domestic Affiliates and the revision of the articles of association of Domestic Affiliates;

d)                 Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall prompt Domestic Affiliates to promptly amend the articles of association of the company and training center/school to reflect the interest transfer of Domestic Affiliates;

e)                  Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall prompt Domestic Affiliates to apply to the competent authorities of industry and commerce, education, civil affair and other government authorities for legal procedures of the approvals, registrations related to the interest transfer of Domestic Affiliates;

f)                   Meten Education Shareholders and the direct interest holders of Domestic Affiliates shall sign all further documents reasonably required by Domestic Affiliates Interest Purchaser at any time and take all further actions to make Domestic Affiliates Interest Purchaser become the legal owner of the interest of Domestic Affiliates without any encumbrances and other unfavorable claims and interests (excluding the rights restrictions imposed on the interest of Domestic Affiliates due to the Cooperation Agreements); and;

g)                  Domestic Affiliates shall sign all further documents reasonably required by Domestic Affiliates Interest Purchaser at any time and take all further actions to make Domestic Affiliates Interest Purchaser become the legal owner of the interest of Domestic Affiliates without any encumbrances and other unfavorable claims and interest.

4.              Payment

Domestic Affiliates Interest Purchaser shall pay the interest purchase price to Meten Education Shareholders and/or the direct holders of Domestic Affiliates in cash within seven (7) days from the date of the satisfaction of the following conditions or at other time designated by WFOE:

a)                 Domestic Affiliates Interest Purchaser receives all necessary or appropriate certifying documents of approvals and the completion of registrations relating to the assignment of the interest of Domestic Affiliates;

b)                 All ownership documents (if any) relating to the transferred interest of Domestic Affiliates have been delivered to Domestic Affiliates Interest Purchaser;

c)                  When transferring the interest of Domestic Affiliates to Domestic Affiliates Interest Purchaser, all taxes and fees payable for the interest transfer of Domestic Affiliates shall be separately stipulated, except where the laws and regulations clearly stipulate that Domestic Affiliates Interest Purchaser shall bear;

d)                 All approvals, registrations and/or filings required for Domestic Affiliates Interest Purchaser to nominate a person to serve as a director (counsel) or legal representative of Domestic Affiliates have been completed.

3. Covenants

1.              Covenants of Meten Education Shareholders

Meten Education Shareholders covenant the following to WFOE:

a)                 from the date of signing this Agreement, without the prior written consent of WFOE, the interest of Domestic Affiliates directly and/or indirectly held by it shall not be sold, transferred, assigned or otherwise disposed of; not set any encumbrances on the interest of Domestic Affiliates directly and/or indirectly held by it at any time from the date of signing this Agreement;

b)                 without the prior written consent of WFOE, not increase or decrease the registered capital of Domestic Affiliates and contributions of the organizers, or agree to increase or decrease the aforementioned registered capital or organizer contribution;

c)                  without the prior written consent of WFOE, not agree or procure the separation of Domestic Affiliates or merge with other entities;

d)                 without the prior written consent of WFOE, not dispose or procure the management of Domestic Affiliates to dispose of any assets of Domestic Affiliates, except Domestic Affiliates may prove that the relevant asset disposal is necessary for its daily business operations and the value of the assets involved in the individual transaction is not more than RMB 500,000;

e)                  without the prior written consent of WFOE, not terminate or procure the management of Domestic Affiliates to terminate any material agreement entered into by Domestic Affiliates, or enter into any other agreement that conflicts with the existing material agreements. The aforementioned “material agreements” refer to a single agreement with a total amount of more than RMB 500,000, or Cooperation Agreements and/or any agreements similar in nature or content to Cooperation Agreements;

f)                   without the prior written consent of WFOE, not procure Domestic Affiliates to enter into transactions that may materially affect the assets, liabilities, business operations, equity structure and other legal rights of Domestic Affiliates (excluding the transaction produced in the normal or daily business processes of Domestic Affiliates and the amount of such single transaction does not exceed RMB 500,000, or has been disclosed to WFOE and obtained the written consent of WFOE);

g)                  without the prior written consent of WFOE, not procure or agree Domestic Affiliates to announce the distribution of or actually distribute any distributable profits and/or revenues of school, or to agree to the foregoing distribution;

h)                 without the prior written consent of WFOE, not procure or agree Domestic Affiliates to amend its articles of association;

i)                     without the prior written consent of WFOE, not procure or agree to the lending or borrowing of loans by Domestic Affiliates, or to provide guarantees or other forms of security, or to assume any material obligations outside of normal business activities; the aforementioned “material obligations” refer to that any Domestic Affiliates is required to pay more than RMB 500,000, or restricts and/or obstructs Domestic Affiliates from fulfilling their obligations under Cooperation Agreements, or restricts and/or prohibits the financial and business operations of Domestic Affiliates, or any obligations that may cause changes in the interest structure of Domestic Affiliates;

j)                    do its best efforts to procure Domestic Affiliates to develop their business and guarantee the legal and compliance operations, and will not carry out any actions or omissions that may damage the assets, goodwill or affect the validity of business licenses of Domestic Affiliates;

k)                 before transferring the interest of Domestic Affiliates to Domestic Affiliates Interest Purchaser, all the documents necessary for owning and maintaining the interest of Domestic Affiliates shall be signed without affecting the Shareholder Rights Entrustment Agreement;

l)                     in relation to the interest transfer of Domestic Affiliates to Domestic Affiliates Interest Purchaser, Meten Education Shareholders and/or the direct holder of the interest of Domestic Affiliates shall sign all the required documents and take all necessary actions;

m)             if fulfillment of Domestic Affiliates’ obligations under this Agreement needs Meten Education Shareholders take any action as the interest holder of Domestic Affiliates, Meten Education Shareholders shall take all actions to cooperate with Domestic Affiliates in fulfilling the obligations stipulated in this Agreement;

n)                 within the authority as a direct and/or indirect shareholder of Domestic Affiliates, without prejudice to Cooperation Agreements, procure the directors or counsel appointed by them to exercise all their rights in Domestic Affiliates in accordance with the provisions of this Agreement, so that Domestic Affiliates may fulfill their obligations set out in this Agreement; if any director fails to exercise his rights as stated above, such director or counsel shall be immediately removed;

o)                 price compensation: Meten Education Shareholders irrevocably promises that if WFOE or its designated Domestic Affiliates Interest Purchaser purchases all or part of the interest directly or indirectly held by Meten Education Shareholders in Domestic Affiliates with consideration exceeding RMB 0 Yuan (capital: RMB Zero Yuan), the difference shall be compensated fully by Meten Education Shareholders to WFOE or its designated entity, but the foregoing compensation amount must not exceed remaining amount of the equity purchase price actually received by the Meten Education Shareholders after deducting all legally paid taxes and fees.

2.              Covenants of Domestic Affiliates

Domestic Affiliates covenant the following to WFOE:

a)                 without the prior written consent of WFOE, from the date of signing this Agreement, it will not sell, transfer, license or otherwise dispose of any assets, or allow any encumbrances on any assets at any time, except Domestic Affiliates may prove that the disposal of related assets or the encumbrance of assets are necessary for the daily business operations and the value of the assets involved in the individual transaction does not exceed RMB 500,000;

b)                 not distribute profits and/or revenues of school to company shareholders and/or training center/school organizer in a direct or indirect manner;

c)                  operate the business of Domestic Affiliates in accordance with the Cooperation Agreements and the instructions of WFOE;

d)                 in order to maintain the ownership of the assets of Domestic Affiliates and to validate the transactions specified in this Agreement and Cooperation Agreements, all required or appropriate documents are signed from time to time;

e)                  without the prior written consent of WFOE, the articles of association of Domestic Affiliates shall not be supplemented, altered or modified in any form, except as otherwise provided in Cooperation Agreements;

f)                   maintaining the continued operation of Domestic Affiliates in accordance with good financial and commercial standards and practices, and conducting their business and handling related matters with care and efficiency;

g)                  without the prior written consent of WFOE, not pass or approve any resolutions concerning the Domestic Affiliates conducting other business, changing shareholders and/or training center/school organizer, liquidating or dissolving Domestic Affiliates;

h)                 except for the cases arising from the ordinary course of business and the total amount of individual debts does not exceed RMB 500,000, or the debts have been disclosed to WFOE and obtained its written consent, no debt will be generated, assumed or guaranteed;

i)                     without the prior written consent of WFOE, no lending or guarantee for any third party will be provided to any person (including any shareholder and/or organizer of Domestic Affiliates);

j)                    allow WFOE, Proposed Listed Company and/or its designated auditors, with reasonable notice, to audit the relevant accounting books and records of Domestic Affiliates and their subsidiaries and units at the main office of Domestic Affiliates, and to copy the required books and records to verify the income amount and the accuracy of the statements for any period. For this purpose, Domestic Affiliates agree to provide relevant information and materials concerning the operations, business, customers, finances, employees, etc. of Domestic Affiliates and their subsidiaries and units, and agree the Proposed Listed Company to disclose such information and materials required by the securities regulation of the place in which it intends to be listed;

k)                 have an insurance that is of the insurance company recognized by WFOE and whose amount is the same as that Domestic Affiliates operating similar business in the same area and other enterprises or units possessing similar property or assets will invest;

l)                     without the prior written consent of WFOE, not merged or united with anyone;

m)             without the prior written consent of WFOE, not acquire or invest in anyone;

n)                 timely notify WFOE of any litigation, arbitration, administrative investigation or conduct that may substantially affect the assets, business or income of Domestic Affiliates;

o)                 at the request of Domestic Affiliates Interest Purchaser, pledge or mortgage assets (as applicable) to WFOE at any time, and for the purpose of setting and making such pledges or mortgages valid, sign all necessary documents and take all usual actions required for necessary registrations; and

p)                 not conduct or allow to conduct any behaviors or action that may adversely affect the interests of WFOE under this Agreement.

4. Representations and Warranties of Meten Education Shareholders

Meten Education Shareholders severally and not jointly represent and warrant the following to WFOE:

a)                 Meten Education Shareholders include institution shareholders and individual shareholders, of which the institution shareholders are properly registered and legally existing under the laws of PRC with independent subject qualifications, and have full and independent legal status and legal capacity to sign, deliver and perform this Agreement; of which individual shareholders have full and independent capacity for civil rights and civil conduct, have complete and independent legal status and legal ability to sign, deliver and perform this Agreement, and can independently act as a litigation party ;

b)                 all reports, documents and information provided by Meten Education Shareholders to WFOE prior to and after the entry into force of this Agreement, relating to the interest of Domestic Affiliates and all matters required by this Agreement are true, accurate and complete in all material aspects at the time of entry into force of this Agreement, without any falsehood, omission or serious misleading;

c)                  the debt situation of Meten Education Shareholders disclosed to WFOE was true, complete and accurate;

d)                 except for the burden/restriction of the rights of Domestic Affiliates and the rights restrictions imposed on the interest of Domestic Affiliates due to Cooperation Agreements that have been disclosed to WFOE, there is no other rights burdens/limitations of the interest of Domestic Affiliates directly and/or indirectly held by Meten Education Shareholders;

e)                  this Agreement has been duly signed by Meten Education Shareholders and constitutes a legal, valid and binding obligation to Meten Education Shareholders;

f)                   it has full internal power and authority to enter into and deliver this Agreement and all other documents it shall sign relating to the transactions described in this Agreement, and have full authority to complete the transactions described in this Agreement;

g)                  except that has been disclosed to WFOE, there is no litigation, legal process or request in any court or arbitral tribunal to Meten Education Shareholders or its assets that are pending or may constitute threats as far as known to Meten Education Shareholders, and there is no litigation, legal process or request in any governmental institution or administrative agency to Meten Education Shareholders or its assets that are pending or may constitute threats known to Meten Education Shareholders, which may have an adverse effect on the economic status of Meten Education Shareholders or its abilities to perform its obligations under this Agreement; and

h)                 the signing and performance of this Agreement will not violate the currently valid laws, regulations or rules applicable to it, will not violate any court judgment or arbitral award, any administrative agency’s decision, approval, permission or any other agreement that it is a party and has binding effect on the equity of its subsidiaries and unit, the interest of organizer or other assets held by it, and will not result in any suspension, revocation, confiscation or failure to renew after expiration of the applicable approval and license of the government departments.

5. Representations and Warranties of Domestic Affiliates

Domestic Affiliates severally and jointly represent and warrant the following to WFOE:

a)                 Domestic Affiliates are companies and/or private non-enterprise unit that are properly registered and legally existing under the laws of PRC and have complete and independent legal personality; they have full and independent legal status and legal capacity to sign, deliver and perform this Agreement, and can independently act as a litigation party;

b)                 all reports, documents and information provided by Domestic Affiliates to WFOE prior to and after the entry into force of this Agreement, relating to the equity and all matters required by this Agreement shall be true, accurate and complete in all material aspects at the time of the entry into force of this Agreement, without any falsehoods, omissions or serious misleading;

c)                  the debt situation of Domestic Affiliates disclosed by it to WFOE is true, complete and accurate;

d)                 except for the rights restrictions set on the equity of Domestic Affiliates due to Cooperation Agreements, there are no other encumbrances or rights restrictions on the assets and other rights held by Domestic Affiliates;

e)                  this Agreement shall be duly signed by Domestic Affiliates and constitute a legal, valid and binding obligation to Domestic Affiliates;

f)                   it has full internal power and authority of Domestic Affiliates to enter into and deliver this Agreement and all other documents it shall sign relating to the transactions described in this Agreement, and have full authority to complete the transactions described in this Agreement;

g)                  except that has been disclosed to WFOE, there is no litigation, legal process or request in any court or arbitral tribunal to Domestic Affiliates or its assets that are pending or may constitute threats as far as known to Domestic Affiliates, and there is no litigation, legal process or request in any governmental institution or administrative agency to Domestic Affiliates or its assets that are pending or may constitute threats known to Domestic Affiliates, which may have an adverse effect on the economic status of Domestic Affiliates or its abilities to perform its obligations under this Agreement; and

h)                 the signing and performance of this Agreement will not violate the currently valid laws, regulations or rules applicable to it, will not violate any court judgment or arbitral award, any administrative agency’s decision, approval, permission or any other agreement that it is a party and has binding effect on the assets held by it, and will not result in any suspension, revocation, confiscation or failure to renew after expiration of the applicable approval and license of the government departments.

6. Representations and Warrants of WFOE

WFOE represents and warrants the following to Meten Education Shareholders and Domestic Affiliates:

a)                 WFOE is a wholly foreign-owned enterprise that is properly registered and legally existing under the laws of PRC and has independent legal personality. It has full and independent legal status and legal capacity to sign, deliver and perform this Agreement, and can independently act as a litigation party;

b)                 this Agreement shall be duly signed by WFOE and constitute a legal, valid and binding obligation to WFOE;

c)                  it has full internal power and authority of WFOE to enter into and deliver this Agreement and all other documents it shall sign relating to the transactions described in this Agreement, and have full authority to complete the transactions described in this Agreement;

d)                 there is no litigation, legal process or request in any court or arbitral tribunal to WFOE or its assets that are pending or may constitute threats as far as known to WFOE, and there is no litigation, legal process or request in any governmental institution or administrative agency to WFOE or its assets that are pending or may constitute threats known to WFOE, which may have an adverse effect on the economic status of WFOE or its abilities to perform its obligations under this Agreement; and

e)                  the signing and performance of this Agreement will not violate the currently valid laws, regulations or rules applicable to it, will not violate any court judgment or arbitral award, any administrative agency’s decision, approval, permission or any other agreement that it is a party and has binding effect on the assets held by it, and will not result in any suspension, revocation, confiscation or failure to renew after expiration of the applicable approval and license of the government departments.

7. Damage Liability and Remedy Measures

1.              Enforcement

The parties unanimously agree that WFOE shall have the right to submit the relevant breach of Meten Education Shareholders or Domestic Affiliates to the arbitral institution for ruling and request enforcement.  Both Meten Education Shareholders and Domestic Affiliates have acknowledged and agreed that violations of this Agreement will cause irreparable damage to WFOE, and monetary damages cannot compensate for the loss of WFOE.

2.              No right of recourse to Domestic Affiliates

If, Meten Education Shareholders violates this Agreement which result in certain actions taken by Domestic Affiliates or occurred, and such actions of Domestic Affiliates cause WFOE to exercise any of its rights under this Agreement or claim for damage, Meten Education Shareholders shall have no right to seek for compensation from Domestic Affiliates for the losses suffered thereby.

8. Term

1.              This Agreement shall become effective upon the formal signing of this Agreement by the Parties.

2.              This Agreement shall remain in force during the period of operation of Domestic Affiliates and the period of renewal according to the provisions of PRC law, and shall be automatically terminated once WFOE and/or the civil entity designated by Proposed Listed Company have purchased all interest of Domestic Affiliates directly or indirectly held by Meten Education Shareholders. WFOE may terminate this Agreement unilaterally after thirty (30) days notice. Unless otherwise stipulated by law, in any case, neither Meten Education Shareholders nor Domestic Affiliates shall have the right to terminate or dissolve this Agreement unilaterally.

3.              In order to avoid any doubt, according to this Agreement, if PRC laws and regulations permit WFOE and/or other foreign or overseas entities designated by Proposed Listed Company to directly hold part or all of the equities of Domestic Affiliates and/or interest of organizer, and conduct offline English training, travelling business and other restricted or prohibited business through Domestic Affiliates, WFOE shall issue Domestic Affiliates Interest Transfer Notice as soon as practical, and the amount of (direct or indirect) interest of Domestic Affiliates purchased by Domestic Affiliates Interest Purchaser from Meten Education Shareholders shall not be lower than the maximum limit permitted by PRC law in relation to the interest of Domestic Affiliates held by other foreign or overseas entities designated by WFOE and/or the Proposed Listed Company. This Agreement shall automatically terminate when Domestic Affiliates Interest Purchaser have purchased all interest of Domestic Affiliates directly or indirectly held by Meten Education Shareholders.

9. Confidentiality

1.              The Parties acknowledge and determine that any oral or written information exchanged with respect to this Agreement is confidential.  All parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the prior written consent of other parties, except in the following cases:

a)                 The public is aware of or will be aware of such information (not disclosed to the public by the recipients without permission);

b)                 Information required to be disclosed in accordance with the applicable laws and regulations, the rules and regulations of stock exchange, or the requirements of the regulatory authority; or

c)                  The information required to be disclosed by any party to its legal or financial adviser for the transactions described in this Agreement, and the legal or financial adviser is also subject to confidentiality obligations similar to these terms.

2.              The leak of confidential information by the staff or the institution it employs shall be deemed to be the leak of confidential information of such Party, and such Party shall be liable for breach in accordance with this Agreement.

3.              The Parties agree that Article 9 of this Agreement will continue to be effective irrespective of whether this Agreement is invalid, altered, dissolved, terminated or not operational.

10. Force Majeure

1.              If the liability of the Parties under this Agreement shall not be fulfilled due to the event of force majeure, the liabilities under this Agreement will be waived within the scope of force majeure.  For the purposes of this Agreement, force majeure events include only natural disasters, storms, tornadoes and other weather conditions, strikes, closures/shutdowns or other industry issues, wars, riots, conspiracy, enemy acts, terrorist acts or violent acts of criminal organizations, blockades, serious illnesses or plagues, earthquakes or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, or government actions that result in failure to comply with this Agreement.

2.              In the event of a force majeure event, the Party affected by the force majeure event shall endeavor to reduce and remove the effects of the force majeure event and assume the responsibility of performing the delayed and blocked obligations under the Agreement.  After the event of force majeure is lifted, the Parties agree to continue to perform this Agreement as far as possible.

3.              In the event of a force majeure event that may result in delays, prevention or threats to delay or prevent the performance of this Agreement, the Parties shall notify the other Parties in writing and provide all relevant information.

11. Changed Circumstances

1.              As supplement and without contravention of other terms of Cooperation Agreements, if at any time, due to the enactment or revision of any PRC laws, regulations or rules, or due to the amendment of the interpretation or application of such laws, regulations or rules, or due to changes in the registration process, that WFOE believes that the maintenance of this Agreement in force and/or the acceptance of the right to purchase interest of Domestic Affiliates granted by Meten Education Shareholder in the manner stipulated in this Agreement become illegal or violate such laws, rules and regulations, Meten Education Shareholders and Domestic Affiliates shall immediately, in accordance with WFOE’s written instructions and the reasonable requirements of WFOE, take the action and/or sign any agreement or other document, in order to:

a)                 keep this Agreement valid;

b)                 exercise the right to purchase interest of Domestic Affiliates in the manner prescribed in this Agreement; and/or

c)                  fulfill the intent and purpose of this Agreement by the way prescribed in this Agreement or by other means.

12. Miscellaneous

1.              Meten Education Shareholders and Domestic Affiliates agree that WFOE can transfer its rights and obligations under this Agreement to its designated party after WFOE’s written notice Meten Education Shareholders and Domestic Affiliates; but without the prior written consent of WFOE, Meten Education Shareholders or Domestic Affiliates may not transfer its rights, obligations or liabilities under this Agreement to any third party.  The successor or permitted assignee of Meten Education Shareholders and Domestic Affiliates (if any) shall continue to perform all the obligations of Meten Education Shareholders and Domestic Affiliates under this Agreement.

2.              For the avoidance of doubt, any representation, warranty and covenant made by each Meten Education Shareholders under this Agreement shall be deemed to be made separately, and Meten Education Shareholders shall not bear joint liability for the foregoing representations, warranties, covenants or any obligations under this Agreement.  Further, the obligation to “procure”, “ensure”, “guarantee” or “agree” Meten Education to act or omit to act assumed by Meten Education Shareholders under this Agreement, shall refer to such shareholder to exercise its shareholder right based on its respective shareholding ratios and in accordance with the articles of association or other agreements of Meten Education or other Domestic Affiliates, or to exercise voting rights at the shareholders’ meeting to support such acts or omissions, or through the delegated or appointed directors or senior management personnel to support such acts or omissions in accordance with articles of associations or other agreements.  No shareholder shall assume any guarantee or security responsibility for the consequences of the act or omission of Meten Education or other Domestic Affiliates beyond its shareholder right.

3.              The conclusion, validity, interpretation, performance, modification and termination of this Agreement and the resolution of disputes shall be in accordance with PRC laws.

4.              Any dispute or claim arising out of or in connection with this Agreement or the performance, interpretation, breach, termination or validity of this Agreement shall be settled through friendly negotiation.  The negotiation shall begin after the written negotiation request for a specific statement of the dispute or claim has been sent to the other Party.

5.              If the dispute cannot be resolved within thirty (30) days of the delivery of the above notice, either party shall have the right to submit the dispute to arbitration for settlement.  The parties agree to submit the dispute to the Shenzhen International Court of Arbitration in Shenzhen for an arbitral award in accordance with the arbitration rules in force at that time. The arbitral award is final and is legally binding on all parties.

6.              During the arbitration period, in addition to the disputes submitted to the arbitration, the Parties to this Agreement shall continue to perform their other obligations under this Agreement.

7.              Any rights, powers and remedies given to the Parties under any provision of this Agreement shall not exclude any other rights, powers or remedies that the Party may have in accordance with the law and other terms of this Agreement. The exercise of one party of its rights, powers and remedies shall not exclude the exercise of other rights, powers and remedies available to such Party.

8.              The failure to exercise or delay the exercise of any of its rights, powers and remedies under this Agreement or the law a Party shall not result in the waiver of such rights. The waiver of any single or part of the rights of such Party shall not exclude the Party from exercise of such rights in other ways and the exercise of other rights of such party.

9.              Each of the terms of this Agreement may be divided and independent of each other term. If at any time any one or more of the terms of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions of this Agreement shall not affected.

10.       Revision of the Agreement

a)                 Through negotiations among the Parties and approved by the shareholder (or shareholders’ meeting) of WFOE, the Parties may modify or supplement this Agreement and take all necessary steps and actions, and bear the corresponding expenses, so that any modification or supplement can be legally valid; and/or

b)                 If [New York Stock Exchange] (hereinafter referred to as “[NYSE]”) or other regulatory authorities make any amendments to this Agreement, or any relevant rules, regulations or related requirements of [NYSE] produce any changes related to this Agreement, the Parties shall revise this Agreement accordingly.

11.       This agreement is drafted in Chinese language in eighty-three (83) counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(Signature page of the Exclusive Call Option Agreement)

Zhuhai Meizhilian Education Technology Co., Ltd. (seal)

Legal representative/authorized representative:

/s/ Yupeng Guo

(Signature page of the Exclusive Call Option Agreement)

Shenzhen Meten International Education Co., Ltd. (seal)

Legal representative/authorized representative:

/s/ Jishuang Zhao

(Signature page of the Exclusive Call Option Agreement)

Jishuang Zhao

ID number: []

/s/ Jishuang Zhao

(Signature page of the Exclusive Call Option Agreement)

Siguang Peng

ID number: []

/s/ Siguang Peng

(Signature page of the Exclusive Call Option Agreement)

Yupeng Guo

ID number: []

/s/ Yupeng Guo

(Signature page of the Exclusive Call Option Agreement)

Yun Feng

ID number: []

/s/ Yun Feng

(Signature page of the Exclusive Call Option Agreement)

Jun Yao

ID number: []

/s/ Jun Yao

(Signature page of the Exclusive Call Option Agreement)

Tong Zeng

ID number: []

/s/ Tong Zeng

(Signature page of the Exclusive Call Option Agreement)

Yongchao Chen

ID number: []

/s/ Yongchao Chen

(Signature page of the Exclusive Call Option Agreement)

Xinyu Meilianzhong Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianxing Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianchou Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

(Signature page of the Exclusive Call Option Agreement)

Shenzhen Daoge No. 21 Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge No. 11 Education Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

(Signature page of the Exclusive Call Option Agreement)

Zhihan (Shanghai) Investment Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Junbao Shan

(Signature page of the Exclusive Call Option Agreement)

Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Shu Zhang

(Signature Page of the Exclusive Call Option Agreement)

Meten Education (Shenzhen) Co., Ltd. (seal)	Shenzhen Meten Qiancheng International Education Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shenzhen Yinglian Information Consulting Co., Ltd. (seal)	Shenzhen Yingguo Information Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd. (seal)	Beijing Le Wen Xie Er Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Meten Yingguo Education Consulting Co., Ltd. (seal)	Beijing Meilianxing Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Meten Overseas Technology Co., Ltd. (seal)	Chengdu Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Chengdu Meten English Training School Co., Ltd. (seal)	Meten Education (Dongguan) Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Dongguan Meten Education Technology Co., Ltd. (seal)	Guangzhou Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Exclusive Call Option Agreement)

Huizhou Meten Education Technology Co., Ltd. (seal)	Nanjing Meten Foreign Language Training Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Ningbo Tangning Education Information Consulting Co., Ltd. (seal)	Quanzhou Meten Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shaoxing Yuecheng Meten English Training School Co., Ltd. (seal)	Suzhou Meten Education Consulting Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Wuxi Meten Foreign Language Training Co., Ltd. (seal)	Wuhan Meilianxing Teaching Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Chongqing Nan’an District Xinlian English Training Co., Ltd. (seal)	Changzhou Meten Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Beijing Jingchengying Education Network Technology Co., Ltd. (seal)	Beijing Jingchengying Education and Culture Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shenzhen Meten English Training Center (seal)	Chengdu Wuhou District Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Exclusive Call Option Agreement)

Chengdu Qingyang District Meten English Training School (seal)	Mianyang City Peicheng District Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Dongguan Dongcheng Meten English Training Center (seal)	Dongguan Nancheng Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Chancheng District, Foshan (seal)	Meten English Training Center, Nanhai District, Foshan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten Wanda English Training Center, Nanhai District, Foshan (seal)	Daliang Meten English Training Center, Shunde District, Foshan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training Center, Tianhe District, Guangzhou (seal)	Meten English Training Center, Pengjiang District, Jiangmen (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Nanchang Honggutan Meten English Training School (seal)	Nanjing Qinhuai Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Ningbo Zhiyue Foreign Language School (seal)	Zhiyue Education Training School, Yinzhou District, Ningbo (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Exclusive Call Option Agreement)

Meten English Training Center, Huli District, Xiamen (seal)	Meten English Training Center, Fengze District, Quanzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Shenyang Meten English Training School (seal)	Meten English Training Center, High-Tech Zone, Suzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Suzhou Meten English Training Center (seal)	Meten English Training Center, Industrial Park Zone, Suzhou (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Donghu New Technology Development Zone, Wuhan (seal)	Meten English Training School, Jianghan District, Wuhan (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Hanyang District, Wuhan (seal)	Xi’an Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training School, Kaifu District, Changsha (seal)	Zhongshan Meten English Training Center (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Training Center, East District, Zhongshan (seal)	Chongqing Yuzhong Meten English Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature Page of the Exclusive Call Option Agreement)

Meilian English Training School, Jiulongpo District, Chongqing (seal)	Meten English Training School, Jiangbei District, Chongqing (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

Meten English Education Training School, Shapingba District, Chongqing (seal)	ABC Foreign Language Training School, Xicheng District, Beijing (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

ABC Foreign Language Training School, Fengtai District, Beijing (seal)	Harbin ABC Foreign Language School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

ABC Foreign Language School, Xiangfang District, Harbin (seal)	Harbin ABC Culture Training School (seal)

Signature of legal representative/authorized representative:	Signature of legal representative/authorized representative:

/s/ Jishuang Zhao	/s/ Jishuang Zhao

(Signature page of the Exclusive Call Option Agreement)

Changsha Kaifu District Xinlian English Training Co., Ltd. (seal)

Signature of the executing partner/authorized representative:

/s/ Yupeng Guo

Annex I: Domestic Affiliates

1.                  Shenzhen Meten International Education Co., Ltd.

2.                  Meten Education (Shenzhen) Co., Ltd.

3.                  Shenzhen Meten Qiancheng International Education Co., Ltd.

4.                  Shenzhen Yinglian Information Consulting Co., Ltd.

5.                  Shenzhen Yingguo Information Technology Co., Ltd.

6.                  Lv Cheng Tian Xia International Travel Service (Beijing) Co., Ltd.

7.                  Beijing Le Wen Xie Er Education Consulting Co., Ltd.

8.                  Beijing Meten Yingguo Education Consulting Co., Ltd.

9.                  Beijing Meilianxing Education Technology Co., Ltd.

10.           Beijing Meten Overseas Technology Co., Ltd.

11.           Chengdu Meten Education Technology Co., Ltd.

12.           Chengdu Meten English Training School Co., Ltd.

13.           Dongguan Meten Education Technology Co., Ltd.

14.           Meten Education (Dongguan) Co., Ltd.

15.           Guangzhou Meten Education Technology Co., Ltd.

16.           Huizhou Meten Education Technology Co., Ltd.

17.           Ningbo Tangning Education Information Consulting Co., Ltd.

18.           Shaoxing Yuecheng Meten English Training School Co., Ltd.

19.           Wuxi Meten Foreign Language Training Co., Ltd.

20.           Chongqing Nan’an District Xinlian English Training Co., Ltd.

21.           Nanjing Meten Foreign Language Training Co., Ltd.

22.           Quanzhou Meten Education Consulting Co., Ltd.

23.           Suzhou Meten Education Consulting Co., Ltd.

24.           Wuhan Meilianxing Teaching Technology Co., Ltd.

25.           Changzhou Meten Education Technology Co., Ltd.

26.           Beijing Jingchengying Education Network Technology Co., Ltd.

27.           Shenzhen Meten English Training Center

28.           Beijing Jingchengying Education and Culture Development Co., Ltd.

29.           Chengdu Wuhou District Meten English Training School

30.           Chengdu Qingyang District Meten English Training School

31.           Dongguan Dongcheng Meten English Training Center

32.           Meten English Training School, Chancheng District, Foshan

33.           Meten Wanda English Training Center, Nanhai District, Foshan

34.           Meten English Training Center, Tianhe District, Guangzhou

35.           Nanchang Honggutan Meten English Training School

36.           Ningbo Zhiyue Foreign Language School

37.           Mianyang City Peicheng District Meten English Training School

38.           Dongguan Nancheng Meten English Training Center

39.           Meten English Training Center, Nanhai District, Foshan

40.           Daliang Meten English Training Center, Shunde District, Foshan

41.           Meten English Training Center, Pengjiang District, Jiangmen

42.           Nanjing Qinhuai Meten English Training School

43.           Zhiyue Education Training School, Yinzhou District, Ningbo

44.           Meten English Training Center, Huli District, Xiamen

45.           Shenyang Meten English Training School

46.           Suzhou Meten English Training Center

47.           Meten English Training School, Donghu New Technology Development Zone, Wuhan

48.           Meten English Training School, Hanyang District, Wuhan

49.           Meten English Training School, Kaifu District, Changsha

50.           Meten English Training Center, East District, Zhongshan

51.           Meten English Training Center, Fengze District, Quanzhou

52.           Meten English Training Center, High-Tech Zone, Suzhou

53.           Meten English Training Center, Industrial Park Zone, Suzhou

54.           Meten English Training School, Jianghan District, Wuhan

55.           Xi’an Meten English Training Center

56.           Zhongshan Meten English Training Center

57.           Chongqing Yuzhong Meten English Training School

58.           Meilian English Training School, Jiulongpo District, Chongqing

59.           Meten English Education Training School, Shapingba District, Chongqing

60.           ABC Foreign Language Training School, Fengtai District, Beijing

61.           ABC Foreign Language School, Xiangfang District, Harbin

62.           Meten English Training School, Jiangbei District, Chongqing

63.           ABC Foreign Language Training School, Xicheng District, Beijing

64.           Harbin ABC Foreign Language School

65.           Harbin ABC Culture Training School

66.           Changsha Kaifu District Xinlian English Training Co., Ltd.

Annex II: Meten Education Shareholders

1.                  Jishuang Zhao

2.                  Siguang Peng

3.                  Yupeng Guo

4.                  Yun Feng

5.                  Jun Yao

6.                  Tong Zeng

7.                  Yongchao Chen

8.                  Xinyu Meilianzhong Investment Management Center (Limited Partnership)

9.                  Xinyu Meilianxing Investment Management Center (Limited Partnership)

10.           Xinyu Meilianchou Investment Management Center (Limited Partnership)

11.           Shenzhen Daoge No,21 Investment Partnership (Limited Partnership)

12.           Shenzhen Daoge No,11 Education Investment Partnership (Limited Partnership)

13.           Shenzhen Daoge Development No. 3 Investment Fund Partnership (Limited Partnership)

14.           Shenzhen Daoge Development No. 6 Investment Fund Partnership (Limited Partnership)

15.           Shenzhen Daoge Development No. 5 Investment Fund Partnership (Limited Partnership)

16.           Zhihan (Shanghai) Investment Center (Limited Partnership)

17.           Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership)